Schedule A

TRADE DATE	CUSIP	SETTLEMENT DATE	MATURITY DATE	NEXT PAY DATE	CALL TYPE DESC	CALL STYLE DESC	RATE TYPE SUBTYPE	NEXT CALL DATE	COUPON PCT	BANK PAR
							DESC
15-Sep-09	3133XUX57	08-Oct-09	08-Apr-14	08-Apr-10	Optional Principal	American	Fixed Constant	08-Apr-10	2.95	$25,000,000
					Redemption
15-Sep-09	3133XUVV2	08-Oct-09	08-Oct-14	08-Apr-10	Optional Principal	Bermudan	Fixed Step Up	08-Jan-10	2.25	$10,000,000
					Redemption
15-Sep-09	3133XUVV2	08-Oct-09	08-Oct-14	08-Apr-10	Optional Principal	Bermudan	Fixed Step Up	08-Jan-10	2.25	$10,000,000
					Redemption
15-Sep-09	3133XUWF6	24-Sep-09	24-Sep-24	24-Dec-09	Optional Principal	Bermudan	Variable Range	24-Dec-09		$10,000,000
					Redemption
15-Sep-09	3133XUWG4	13-Oct-09	13-Oct-17	13-Apr-10	Optional Principal	Bermudan	Fixed Step Up	13-Jan-10	3	$15,000,000
					Redemption
15-Sep-09	3133XUWQ2	25-Sep-09	25-Sep-19	25-Mar-10	Optional Principal	European	Fixed Step Up	25-Sep-12	3	$10,000,000
					Redemption
15-Sep-09	3133XUWQ2	25-Sep-09	25-Sep-19	25-Mar-10	Optional Principal	European	Fixed Step Up	25-Sep-12	3	$25,000,000
					Redemption
15-Sep-09	3133XUWW9	30-Sep-09	30-Sep-14	30-Mar-10	Optional Principal	European	Fixed Step Up	30-Sep-11	2	$15,000,000
					Redemption
15-Sep-09	3133XUWZ2	30-Sep-09	30-Sep-24	30-Mar-10	Optional Principal	Bermudan	Fixed Step Up	30-Dec-09	4	$15,000,000
					Redemption
15-Sep-09	3133XUX24	07-Oct-09	07-Oct-11	07-Apr-10	Optional Principal	American	Fixed Constant	07-Apr-10	1.25	$25,000,000
					Redemption
15-Sep-09	3133XUX65	13-Oct-09	13-Oct-17	13-Apr-10	Optional Principal	American	Fixed Constant	13-Oct-10	4.05	$25,000,000
					Redemption
15-Sep-09	3133XUX81	21-Sep-09	21-Sep-10	21-Mar-10	Non-Callable		Fixed Constant		0.42	$40,000,000
15-Sep-09	3133XUXC2	18-Sep-09	18-Oct-10	18-Oct-09	Non-Callable		Fixed Constant		0.5	$140,000,000
15-Sep-09	3133XUXE8	30-Sep-09	30-Dec-11	30-Dec-09	Non-Callable		Fixed Constant		1.25	$25,000,000
15-Sep-09	3133XUXF5	28-Sep-09	28-Sep-15	28-Dec-09	Optional Principal	Canary	Fixed Step Up	12/28/2009	2	$15,000,000
					Redemption
15-Sep-09	3133XUX73	17-Sep-09	15-Oct-10	15-Oct-10	Non-Callable		Fixed Constant		0.5	$130,000,000
15-Sep-09	3133XUWZ2	30-Sep-09	30-Sep-24	30-Mar-10	Optional Principal	Bermudan	Fixed Step Up	30-Dec-09	4	$25,000,000
					Redemption
14-Sep-09	3133XUVV2	08-Oct-09	08-Oct-14	08-Apr-10	Optional Principal	Bermudan	Fixed Step Up	08-Jan-10	2.25	$10,000,000
					Redemption
14-Sep-09	3133XUWF6	24-Sep-09	24-Sep-24	24-Dec-09	Optional Principal	Bermudan	Variable Range	12/24/2009		$10,000,000
					Redemption
14-Sep-09	3133XUWC3	30-Sep-09	30-Sep-24	30-Dec-09	Optional Principal	Bermudan	Variable Range	30-Dec-09		$10,000,000
					Redemption
14-Sep-09	3133XUW90	30-Sep-09	30-Sep-14	30-Mar-10	Optional Principal	Bermudan	Fixed Step Up	30-Mar-10	2	$25,000,000
					Redemption
14-Sep-09	3133XUW33	24-Sep-09	24-Sep-24	24-Dec-09	Optional Principal	Bermudan	Variable Range	24-Dec-09		$20,000,000
					Redemption
14-Sep-09	3133XUVV2	08-Oct-09	08-Oct-14	08-Apr-10	Optional Principal	Bermudan	Fixed Step Up	08-Jan-10	2.25	$15,000,000
					Redemption
14-Sep-09	3133XUVW0	09/25/2009	10/25/2010	03/25/2010	Non-Callable		Fixed Constant		0.5	$90,000,000

(1) Call/Amortizing Type Description:

Optional Principal Redemption bonds (callable bonds) may be redeemed by the FHLBank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.

Indexed Amortizing Notes (indexed principal redemption bonds) repay principal based on a predetermined amortization schedule or formula that is linked to the level of a certain index, according to the terms of the bond.

Scheduled Amortizing Notes repay principal based on a predetermined amortization schedule, according to the terms of the bond.

(2) Call Style Description:

Indicates whether the consolidated obligation is redeemable at the option of the FHLBank, and if so redeemable, the type of redemption provision. The types of redemption provisions are:

American Bonds are redeemable continuously on and after the first redemption date and until maturity.

Bermudan Bonds are redeemable on specified recurring dates on and after the first redemption date, until maturity.

European Bonds are redeemable on a particular date only.

Canary Bonds are redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.

Multi-European Bonds are redeemable on particular dates only.

(3)	Rate Type Description:

Conversion Bonds have coupons that convert from fixed to variable, or variable to fixed, or a mix of capped coupons and non-capped coupons, or from one variable type to another, or from one U.S. or other currency index to another, according to the terms of the bond.

Fixed Bonds generally pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.

Variable Bonds may pay interest at different rates over the life of the bond, according to the terms of the bond.

(4)	Rate Sub-Type Description:

Constant bonds generally pay interest at fixed rates over the life of the bond, according to the terms of the bond.

Step Down bonds generally pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

Step Up bonds generally pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

Step Up/Down bonds generally pay interest at various fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

Capped Floater bonds have an interest rate that cannot exceed a stated or calculated ceiling, according to the terms of the bond.

Stepped Floater bonds pay interest based on an increasing spread over an index, according to the terms of the bond.

Range bonds may pay interest at different rates depending upon whether a specified index is inside or outside a specified range, according to the terms of the bond.

Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.

Ratchet Floater bonds pay interest subject to increasing floors, according to the terms of the bond, such that subsequent coupons may not be lower than the previous coupon.